MERRILL LYNCH
LATIN AMERICA
FUND, INC.










FUND LOGO










Quarterly Report

August 31, 1995

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.










Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation*
As a Percentage of
Net Assets as of
August 31, 1995


A map illustrating the following percentages:


Mexico                                     23.3%

Panama                                      2.2%

Venezuela                                   3.3%

Colombia                                    2.6%

Ecuador                                     1.5%

Peru                                        6.0%

Brazil                                     35.0%

Uraguay                                     0.1%

Argentina                                  13.6%

Chile                                       6.6%


[FN]
*Total may not equal 100% and does not include short-term securities.

DEAR SHAREHOLDER

Investment results for the major Latin American stock markets were mixed during the quarter ended August 31, 1995. Markets in Argentina and Chile declined 3.5% and 10.7%, respectively, while Brazilian and Mexican markets rose by 5.8% and 23.5%, respectively. Among the smaller markets, Peru performed well, rising 9.2%, while Colombia and Venezuela varied only slightly from the beginning to the end of the August quarter.

During the quarter ended August 31, 1995, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.85%, +5.55%, +5.55% and +5.76%, respectively. The Fund's performance benefited from our underweighting the Chilean market and to stock selection in Mexico, where the Fund was overweighted in several industries which outperformed the market such as building materials, financial services, health and personal care, and shipping.

Investment Overview
The sharp rallies of the previous quarter proved to be unsustainable. In the past three months, the region was wracked by political and economic events. In Argentina, the stock market fell by 10% in three hours because of rumors that Minister of the Economy Domingo Cavallo would resign. The Colombian market was impacted by continued accusa-tions that President Ernesto Samper accepted drug money in his presidential campaign as well as by recent guerrilla activity. Brazilian President Cardoso faced intense political pressure when one of his chief supporters in congress vehemently protested the intervention of a major bank in the congressman's home state. In Mexico, continuing dissension among the leading political party's members led to the resignation of the party's chairperson.

Throughout the region economic news was mixed and impacted local equity markets. In Argentina, the market rallied sharply after the announcement of a new International Monetary Fund agreement and the successful launch of an international bond issue. The market subsequently fell on news of declining international reserves. The Brazilian market was buoyed by the relaxation of certain credit restrictions in the banking sector, only to react negatively to a recent proposed capital gains tax for foreign investors. Investors in the Mexican market are still trying to digest poor corporate earnings, as well as ponder the implications of recently announced measures for the banking sector. In Chile, the perception that electric utilities would be adversely affected by the possible construction of two new natural gas pipelines led to a severe decline in the market as a whole.

Most of the region's markets were volatile during the August period. We used this volatility to our advantage by accumulating positions in those stocks where we see long-term value. Therefore, we increased the Fund's investments in equities and fixed-income securities from 86.3% of total net assets at the beginning of the August quarter to 94.2% on August 31, 1995.

During the August quarter, we bought shares of CPT Telefonica Del Peru S.A., a product of the merger of two formerly state-controlled companies which were privatized and purchased by Telefonica de Espana. This Peruvian company has an attractive concession to provide basic and long distance telephone services, which will remain closed to competition until 1999. In the meantime, revenue growth is very strong because of extremely low penetration rates,
3.3 lines per 100 inhabitants, years of pent-up demand, rising disposable incomes, and a booming Peruvian economy.

We added to our investment in Transportacion Maritima Mexicana S.A. de C.V. 'L' (TMM), a Mexican shipping company that suffered from excess capacity and high fixed costs two years ago. Since then, much of the excess capacity was eliminated. This enabled utilization levels to improve and shipping rates to increase. In upcoming months, while many Mexican companies will be constrained by weak domestic demand, TMM is likely to show good earnings growth because of further increases on its Pacific route rates and as gains are recorded from the sales of vessels. Financially, TMM is very solid with $225 million in cash and the majority of its debt due after the year 2000.

Investment Outlook
The global growth and interest rate environment is favorable for emerging markets investments. We believe any stock market declines are likely to be minimal and would encourage a flow of portfolio capital to the Latin American markets.

Among the Fund's main country exposures--Mexico, Argentina and Brazil--government policies remain on track which will benefit long-term growth and stability in these countries' economies and corporate earnings. We expect the Mexican government to sustain its economic austerity program, although this will be balanced with public spending to support the economic recovery. We do not expect a quick end to the Mexican recession, nor do we expect a strong recovery in operating earnings. However, we believe that for many companies the worst is over, and a more realistic assessment of fundamentals can now be made. Given these factors, we will continue to buy very selectively in Mexico, emphasizing those companies with strong managements and attractive valuations.

In Argentina, notwithstanding investors' uneasiness about Minister of the Economy Cavallo's possible departure, we are encouraged by the country's positive financial and economic developments. Financially, the outlook has improved for reducing the cost of Argentina's debt as it regains access to the international capital markets. Economically, both the trade and current account balances improved dramatically, and this should alleviate pressure on the currency. The political uncertainties are likely, however, to postpone the country's return to growth. Therefore, our main stock investments in Argentina are in the more defensive industries such as telecommunications and energy.

In Brazil, administrative and fiscal reforms should occur at the sporadic pace that many long-term investors in this market are already accustomed to. In the near term, the tight credit environment, augmented by controls on the flow of capital into the country, appear to have effectively cooled the overheated economy. We believe that some monetary easing and currency weakness can now be expected. Given this, we believe that the economy has bottomed out and that corporate earnings performance in Brazil will top that of others in the region for the rest of the year. We also believe Brazilian stock valuations are still the most attractive in Latin America.

In Conclusion
While we are cautiously optimistic about investments in the region, we remind our shareholders that the Latin American securities markets are more volatile than their counterparts in many other countries and regions. A long-term view is necessary for any investments in these markets.

We appreciate your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.


Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager

September 21, 1995






PERFORMANCE DATA


About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class B and Class D Shares are presented in the "Performance Summary," "Recent Performance Results" and "Average Annual Total Return" tables below and on page 5. Data for Class A and Class C Shares are also presented in the "Recent Performance Results" and "Aggregate Total Return" tables below and on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class B and Class D Shares for the 12-month and 3-month periods ended August 31, 1995 and for Class A and Class C Shares for the since inception and the 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                 8/31/95    5/31/95    8/31/94++    % Change++  % Change
Class A Shares                                    $11.40     $10.77     $18.22      -35.93%(1)    +5.85%
Class B Shares                                     11.22      10.63      17.89      -35.76(1)     +5.55
Class C Shares                                     11.22      10.63      18.10      -36.51(1)     +5.55
Class D Shares                                     11.38      10.76      17.99      -35.22(1)     +5.76
Class A Shares--Total Return                                                        -35.48(2)     +5.85
Class B Shares--Total Return                                                        -35.31(2)     +5.55
Class C Shares--Total Return                                                        -36.06(2)     +5.55
Class D Shares--Total Return                                                        -34.77(2)     +5.76

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class A and Class C Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.396 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.118 per share ordinary income dividends and $0.396 per share capital gains distributions.

Average Annual
Total Return


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                        -25.67%        -28.51%
Inception (9/27/91) through 6/30/95       + 3.39         + 3.15

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/95                        -25.07%        -29.00%
Inception (9/27/91) through 6/30/95       + 4.20         + 2.72

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94) through 6/30/95      -39.10%        -42.30%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95      -39.54%        -40.11%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



Performance
Summary--
Class B Shares
                           Net Asset Value           Capital Gains
Period Covered           Beginning    Ending          Distributed           Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.32              --                    $0.098           + 4.22%
1992                       10.32       10.22              --                     0.227           + 1.34
1993                       10.22       16.61              --                     0.048           +63.05
1994                       16.61       13.55            $0.396                   0.118           -15.86
1/1/95--8/31/95            13.55       11.22              --                      --             -17.20
                                                        ------                  ------
                                                  Total $0.396            Total $0.491

                                                          Cumulative total return as of 8/31/95: +19.98%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares***
                           Net Asset Value          Capital Gains
Period Covered           Beginning    Ending         Distributed            Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.31              --                    $0.125           + 4.40%
1992                       10.31       10.19              --                     0.326           + 2.15
1993                       10.19       16.62              --                     0.108           +64.27
1994                       16.62       13.66            $0.396                   0.118           -15.24
1/1/95--8/31/95            13.66       11.38              --                      --             -16.69
                                                        ------                  ------
                                                  Total $0.396            Total $0.677

                                                          Cumulative total return as of 8/31/95: +23.70%**


  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.




CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                           (in US dollars)
                                Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount        Long-Term Investments                  Cost             Value   Net Assets
Argentina    Automotive              290,000  Mirgor S.A. C.I.F.I.A. (ADR)(2)          $    743,125     $    687,300    0.1%

             Banking                  59,000  Banco de Galicia y Buenos Aires
                                                S.A. (ADR)(2)                             1,010,375        1,069,375    0.1
                                      84,231  Banco del Sud S.A.                          1,508,748          530,921    0.1
                                      92,500  Banco Frances del Rio de la Plata S.A.      1,891,188        1,861,563    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,410,311        3,461,859    0.4

             Beverages                 1,746  Buenos Aires Embotelladora S.A.
                                                (BAESA)                                   1,759,894        2,078,779    0.3
                                     426,300  Buenos Aires Embotelladora S.A.
                                                (BAESA) (ADR)(2)                         11,186,019       10,124,625    1.3
                                                                                       ------------     ------------  ------
                                                                                         12,945,913       12,203,404    1.6

             Foreign          ARS 27,820,000  Republic of Argentina, Floating
             Government                         Rate Notes, 7.312% due 3/31/2005         17,558,200       16,865,875    2.1
             Obligations

             Oil & Related         7,141,840  Astra Compania Argentina de
                                                Petroleo S.A.                            13,777,284       12,397,291    1.6
                                   2,969,257  Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                         13,741,018       13,903,074    1.8
                                     481,200  Yacimientos Petroliferos Fiscales
                                                S.A. (Sponsored) (ADR)(2)                 9,902,483        8,481,150    1.1
                                                                                       ------------     ------------  ------
                                                                                         37,420,785       34,781,515    4.5

             Real Estate           2,106,241  Inversiones y Representaciones
                                                S.A. (IRSA)                               5,637,874        4,593,902    0.6
                                     200,000  Inversiones y Representaciones
                                                S.A. (IRSA) (GDS)(3)                      5,500,000        4,425,000    0.6
                                                                                       ------------     ------------  ------
                                                                                         11,137,874        9,018,902    1.2

             Retail                  407,744  Grimoldi S.A. (Class B)                     2,635,321        1,896,958    0.2

             Telecommunications      259,000  Telecom Argentina Stet--France
                                                Telecom S.A. (ADR)(2)                    13,152,271       11,266,500    1.4
                                     545,700  Telefonica de Argentina S.A.
                                                (ADR)(2)                                 15,444,768       13,506,075    1.7
                                     525,000  Telefonica de Argentina S.A.
                                                (Class B)                                 1,497,352        1,328,914    0.2
                                                                                       ------------     ------------  ------
                                                                                         30,094,391       26,101,489    3.3

             Utilities               700,000  Central Costanera S.A.                      2,052,791        1,841,921    0.2
                                       9,500  Central Costanera S.A. (Class B)
                                                (ADR)(2)                                    228,000          247,000    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,280,791        2,088,921    0.2

                                              Total Long-Term Investments
                                              in Argentina                              119,226,711      107,106,223   13.6


Brazil       Appliances &         29,455,500  Brasmotor Group S.A. (Preferred)            8,992,598        7,569,397    1.0
             Household         1,644,300,000  Refrigeracao Parana S.A.
             Durables                           (Preferred)                               6,322,762        4,000,350    0.5
                                                                                       ------------     ------------  ------
                                                                                         15,315,360       11,569,747    1.5

             Automotive              715,400  CAPCO Automotive Products Corp.
                                                S.A. (ADR)(2)                             8,531,979        5,902,050    0.7
                                   1,062,000  Confab Industrial S.A. (Preferred)          1,909,375          715,829    0.1
                                                                                       ------------     ------------  ------
                                                                                         10,441,354        6,617,879    0.8

             Banking           1,886,719,322  Banco Bradesco S.A. (Preferred)            15,022,652       18,181,656    2.3
                                  28,720,400  Banco Itau S.A. (Preferred)                 5,717,840        9,044,128    1.1
                                 361,229,908  Banco Nacional S.A. PN                      9,848,468        6,581,651    0.8
                                  17,237,154  Uniao de Bancos Brasileiros S.A.
                                                (UNIBANCO)                                  397,694          590,003    0.1
                                                                                       ------------     ------------  ------
                                                                                         30,986,654       34,397,438    4.3

             Beverages            50,431,159  Companhia Cervejaria Brahma S.A.
                                                (Preferred)                              14,391,659       18,855,252    2.4

             Chemicals            12,300,000  La Bombril S.A. (Preferred)                   282,747          185,893    0.0

             Energy                      800  Companhia Energetica de Sao Paulo
                                                S.A. (CESP) (ADR)(2)                          9,182            8,900    0.0
                                   2,488,510  Companhia Energetica de Sao Paulo
                                                S.A. (CESP) (Preferred)(ADR)(2)              89,162           93,041    0.0
                                                                                       ------------     ------------  ------
                                                                                             98,344          101,941    0.0

             Food                130,400,000  Ceval Alimentos S.A. (Preferred)            1,982,542        1,895,229    0.2
                                  12,275,410  Sadia Concordia S.A. Industria e
                                                Comercio (Preferred)                     10,627,282       12,928,289    1.6
                                                                                       ------------     ------------  ------
                                                                                         12,609,824       14,823,518    1.8

             Forest Products          41,196  Bardella Industrial S.A. (Preferred)       10,514,838        5,467,202    0.7
             & Paper                 519,000  Industrias Klabin de Papel e
                                                Celulose S.A. (Preferred)                   746,632          765,245    0.1
                                  16,802,000  MelPaper S.A. (Preferred)                  10,233,320        3,539,126    0.5
                                                                                       ------------     ------------  ------
                                                                                         21,494,790        9,771,573    1.3

             Machinery             8,709,000  Iochpe Maxion S.A. (Ordinary)               3,583,312        5,292,357    0.7
                                   9,711,765  Iochpe Maxion S.A. (Preferred)              4,326,020        3,252,597    0.4
                                   9,273,000  Weg Exportadora S.A. (Preferred)            5,597,682        4,765,902    0.6
                                                                                       ------------     ------------  ------
                                                                                         13,507,014       13,310,856    1.7

             Metals & Steel          197,000  Companhia Siderurgica de Tubarao
                                                S.A. (CST)                                6,621,877        5,343,625    0.7

             Mining               44,001,200  Companhia Vale do Rio Doce S.A.
                                                (Preferred)                               8,179,197        6,765,851    0.9

             Oil & Related        55,520,000  Petroleo Brasileiro S.A. (Preferred)        7,056,177        5,350,269    0.7

             Retail                4,188,934  Casa Anglo Brasileira S.A.                    865,348          392,644    0.1
                                 118,564,600  Lojas Americanas S.A.                       2,125,943        3,059,329    0.4
                                  13,896,600  Mesbla S.A.                                 3,127,325          450,633    0.1
                                                                                       ------------     ------------  ------
                                                                                          6,118,616        3,902,606    0.6

             Steel                   562,000  Acos Industria Villares, S.A.
                                                (Preferred)                                 110,584          207,754    0.0
                                 255,060,000  Companhia Metalurgica Barbara S.A.            247,899          182,665    0.0
                                 191,318,000  Companhia Siderurgica Nacional
                                                S.A.--CSN                                 6,838,186        4,271,660    0.5
                               8,811,482,013  Usinas Siderurgicas de Minas
                                                Gerais--Usiminas S.A. (Preferred)         5,858,452        9,001,722    1.1
                                                                                       ------------     ------------  ------
                                                                                         13,055,121       13,663,801    1.6



CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                               (in US dollars)
                                Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount        Long-Term Investments                  Cost             Value   Net Assets
Brazil       Telecommunications      443,667  Telecomunicacoes Brasileiras S.A.--
(concluded)                                     Telebras (ADR)(2)                      $ 19,412,100     $ 19,077,681    2.4%
                                  34,034,909  Telecomunicacoes Brasileiras S.A.--
                                                Telebras (Ordinary)                       1,235,528        1,254,578    0.2
                                 416,636,656  Telecomunicacoes Brasileiras S.A.--
                                                Telebras (Preferred)                     18,540,480       18,078,389    2.3
                                  60,723,102  Telecomunicacoes de Minejeros S.A.--
                                                TELEMIG (Ordinary)                        2,682,475        3,901,116    0.5
                                   5,886,228  Telecomunicacoes de Minejeros S.A.--
                                                TELEMIG (Preferred)                         304,154          331,724    0.0
                                 101,193,965  Telecomunicacoes de Sao Paulo S.A.--
                                                TELESP (Preferred)                       13,363,205       16,625,865    2.1
                                   4,465,929  Telecomunicacoes Parana S.A.--
                                                TELEPAR (Preferred)                         770,051        1,528,622    0.2
                                                                                       ------------     ------------  ------
                                                                                         56,307,993       60,797,975    7.7

             Textiles                873,000  Brasperola Industria e Comerico S.A.          931,692          465,692    0.1
                                  33,727,363  Companhia de Tecidos Norte de
                                                Minas S.A.                                9,078,176       11,366,778    1.4
                                                                                       ------------     ------------  ------
                                                                                         10,009,868       11,832,470    1.5

             Utilities            55,100,467  Centrais Eletricas Brasileiras S.A.
                                                Eletrobras 'B' (Preferred)               16,082,093       15,204,131    1.9
                                     478,000  Centrais Eletricas Brasileiras S.A.
                                                Eletrobras (Preferred)(ADR)(2)            7,325,140        6,512,750    0.8
                                   4,387,500  Centrais Eletricas da Santa Catarina
                                                S.A. (CELESC) 'B' (Preferred)               764,541        3,511,848    0.4
                                      76,000  Companhia Energetica de Minas
                                                Gerais S.A. (CEMIG)                       1,628,295        1,700,500    0.2
                                      28,470  Companhia Energetica de Minas
                                                Gerais S.A. (CEMIG) (ADR)(2)                638,750          637,016    0.1
                                 125,271,686  Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG) (Preferred)                  1,625,256        2,836,589    0.4
                                 203,820,000  Companhia Paulista de Forca e Luz
                                                S.A.                                     11,896,752       11,484,329    1.5
                                  50,122,000  Light--Servicios de Electricidade
                                                S.A.                                     18,156,844       17,736,695    2.2
                                                                                       ------------     ------------  ------
                                                                                         58,117,671       59,623,858    7.5

                                              Total Long-Term Investments in
                                              Brazil                                    284,594,266      276,914,552   35.0


Chile        Apparel               1,206,231  Bata Chile S.A.                               340,424          199,656    0.0

             Banking                 202,900  Banco O'Higgins S.A. (ADR)(2)               3,101,779        4,793,513    0.6

             Beverages             4,084,632  Vina Concha y Toro S.A.                     1,694,797        1,414,591    0.2
                                     217,700  Vina Concha y Toro S.A. (ADR)(2)            4,138,538        3,782,538    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,833,335        5,197,129    0.7

             Building &              338,225  Empresas Pizarreno S.A.                       644,310          689,025    0.1
             Construction

             Closed-End Funds        435,368  The Chile Fund, Inc.                       10,907,120       10,285,569    1.3

             Food & Household        138,650  Cristalerias de Chile S.A. (ADR)(2)         3,035,094        3,396,925    0.4
             Products

             Multi-Industry          776,044  Forestal Terranova S.A.                     1,285,948        1,314,157    0.2

             Publishing            4,916,262  Editorial Lord Cochrane S.A.                2,645,715        2,065,656    0.3

             Retail Sales            528,846  Santa Isabel S.A.                             430,047          740,681    0.1

             Steel                   509,056  Compania de Acero del Pacifico S.A.
                                                de Inv. (CAP)                             1,641,453        2,994,447    0.4
                                     509,056  Invercap S.A.                                 363,675        1,024,075    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,005,128        4,018,522    0.5

             Telecommunications      157,225  Compania de Telefonos de Chile S.A.
                                                (ADR)(2)                                 15,443,096       11,477,425    1.5
                                      98,732  Empresa Nacional de Tele-
                                                comunicaciones S.A. (ENTEL)                 677,828        1,003,159    0.1
                                                                                       ------------     ------------  ------
                                                                                         16,120,924       12,480,584    1.6

             Utilities             4,965,953  Empresa Nacional de Electricidad
                                                S.A. (ENDESA)                             2,530,323        3,211,999    0.4
                                   1,900,000  Enersis S.A.                                  842,297          933,792    0.1
                                      92,000  Enersis S.A. (ADR)(2)                       2,169,084        2,334,500    0.3
                                                                                       ------------     ------------  ------
                                                                                          5,541,704        6,480,291    0.8

                                              Total Long-Term Investments in Chile       51,891,528       51,661,708    6.6


Colombia     Banking                 245,271  Banco de Bogota S.A.                          903,609        1,358,591    0.2
                                   1,035,700  Banco de Colombia S.A.                        974,829          360,605    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,878,438        1,719,196    0.2

             Beverages & Tobacco     587,154  La Compania Cervecera Bavaria S.A.          3,401,356        1,672,627    0.2

             Building Products        90,000  Cementos Diamante S.A                         590,537          522,262    0.1
                                     250,137  Cementos Paz Del Rio S.A.                     373,682          224,326    0.0
                                      94,000  Cementos Paz Del Rio S.A. (ADR)(2)          1,973,875        1,198,500    0.2
                                                                                       ------------     ------------  ------
                                                                                          2,938,094        1,945,088    0.3

             Forest Products         559,325  Papeles Nacionales S.A.                     9,463,126        4,055,106    0.5
             & Paper

             Merchandising           309,805  Carulla y CIA S.A.                          3,218,690        2,631,283    0.3
                                     429,420  Carulla y CIA S.A. (ADR)(2)                 4,484,071        4,938,330    0.6
                                                                                       ------------     ------------  ------
                                                                                          7,702,761        7,569,613    0.9

             Multi-Industry           65,000  Corporacion Financiera del Valle
                                                S.A. (ADR)(2)                             1,053,750          780,000    0.1

             Retail                1,428,814  Gran Cadena de Almacenes Colombianos
                                                S.A. (CADENALCO)                          4,043,018        2,306,484    0.3
                                      35,000  Gran Cadena de Almacenes Colombianos
                                                S.A. (CADENALCO) (ADR)(2)(a)                611,250          551,250    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,654,268        2,857,734    0.4

             Tobacco                  69,200  La Compania Colombiano de Tabaco
                                                S.A. (COLTABACO)                            356,988          197,130    0.0

                                              Total Long-Term Investments in
                                              Colombia                                   31,448,781       20,796,494    2.6


Ecuador      Building                 60,072  La Cemento Nacional C.A.                   10,693,757       12,014,400    1.5
             Materials &
             Components

                                              Total Long-Term Investments in
                                              Ecuador                                    10,693,757       12,014,400    1.5



CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                               (in US dollars)
                                Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount        Long-Term Investments                  Cost             Value   Net Assets
Mexico       Banking                 975,000  Grupo Financiero Banamex-Accival,
                                                S.A. de C.V. (Banacci)                 $  2,126,670     $  1,943,790    0.2%


             Beverages             3,926,000  Fomento Economico Mexicano,
                                                S.A. de C.V. (Femsa) (ADR)(2)             8,832,008       10,717,980    1.4
                                   3,901,000  Fomento Economico Mexicano,
                                                S.A. de C.V. (Femsa) (Ordinary) 'B'       9,828,769       10,746,385    1.4
                                                                                       ------------     ------------  ------
                                                                                         18,660,777       21,464,365    2.8

             Broadcasting &        3,215,000  Grupo Fernandez Editores, S.A.
             Publishing                         de C.V.                                   4,709,988        1,822,516    0.2

             Building &            2,687,000  Apasco, S.A. de C.V. 'A'                    8,865,768       11,894,682    1.5
             Construction            332,000  Corporacion Geo, S.A. de C.V.
                                                'B' (ADR)(2)                              9,485,500        5,009,880    0.6
                                     441,000  Tolmex, S.A. de C.V. 'B'                    2,040,787        2,521,003    0.3
                                                                                       ------------     ------------  ------
                                                                                         20,392,055       19,425,565    2.4

             Building              2,175,000  Cementos Mexicanos, S.A. de C.V.
             Materials                          Nom 'B' (Cemex)                          12,246,129        9,991,839    1.3

             Construction &           51,000  Empresas ICA Sociedad Controladora,
             Housing                            S.A. de C.V. (ADR)(2)                       630,467          612,000    0.1

             Engineering &           378,000  Grupo Profesional Planeacion y
             Construction                       Proyectos, S.A. de C.V. (PYP)
                                                (Class B)                                 5,457,192        2,711,608    0.3

             Financial               533,900  Banca Quadrum, S.A. de C.V. (ADR)(2)        9,916,217        3,270,138    0.4
             Services                380,000  Grupo Financiero (GBM) Atlantico,
                                                S.A. de C.V.                              2,270,875          315,860    0.0
                                     220,000  Grupo Financiero (GBM) Atlantico,
                                                S.A. de C.V. 'L'                          4,742,022          660,000    0.1
                               US$ 8,500,000  Grupo Financiero InverMexico,
                                                S.A. de C.V., 7.50% due 6/16/2001         8,500,000        2,975,000    0.4
                                                                                       ------------     ------------  ------
                                                                                         25,429,114        7,220,998    0.9

             Food & Household      3,253,846  Grupo Herdez, S.A. de C.V. 'A'              3,295,834          922,268    0.1
             Products              5,012,461  Grupo Herdez, S.A. de C.V. 'B'              6,285,722        1,636,233    0.2
                                     754,189  Grupo Industrial Maseca, S.A.
                                                de C.V. 'B2'                              1,225,349          593,263    0.1
                                     312,518  Sigma Alimentos, S.A. de C.V.               5,569,354        2,488,201    0.3
                                                                                       ------------     ------------  ------
                                                                                         16,376,259        5,639,965    0.7

             Health &              1,983,450  Kimberly-Clark de Mexico, S.A.
             Personal Care                      de C.V. 'A'                              20,662,781       27,540,898    3.5

             Leisure                 179,000  Grupo Posadas, S.A. de C.V. 'A'               149,627           72,683    0.0
                                     395,300  Grupo Posadas, S.A. de C.V. (ADR)(2)        6,138,293        3,508,288    0.4
                                   3,350,000  Grupo Situr, S.A. de C.V.                   1,907,393        1,867,038    0.2
                                                                                       ------------     ------------  ------
                                                                                          8,195,313        5,448,009    0.6

             Merchandising           134,500  Controladora de Farmacias, S.A.
                                                de C.V. (COFAR)                             199,610           56,756    0.0
                                     616,000  Farmacias Benavides, S.A. de C.V.           2,767,171          784,713    0.1
                                   1,418,000  Grupo Empresarial Fenix, S.A.
                                                de C.V. (ELEKTRA) 'L' Shares             13,024,645        6,751,306    0.9
                                                                                       ------------     ------------  ------
                                                                                         15,991,426        7,592,775    1.0

             Metals & Steel        1,930,000  Grupo Sidek, S.A. de C.V. 'B'               1,972,183        1,708,726    0.2

             Multi-Industry        1,167,000  Desc Sociedad de Fomento
                                                Industrial, S.A. de C.V.                  8,735,843        4,645,701    0.6
                                     607,400  Desc Sociedad de Fomento
                                                Industrial, S.A. de C.V.
                                                (Class B)                                 5,072,389        2,476,025    0.3
                                     361,750  Grupo Carso, S.A. de C.V. 'A'               3,564,705        4,567,094    0.6
                                   3,161,625  Grupo Carso, S.A. de C.V. (ADR)(2)         33,164,587       20,288,772    2.6
                                                                                       ------------     ------------  ------
                                                                                         50,537,524       31,977,592    4.1

             Retail               10,445,750  Cifra, S.A. de C.V. 'C'                    15,612,138       12,475,020    1.6
                                   1,705,000  El Puerto de Liverpool, S.A.
                                                de C.V. (Non-Voting) (Series C1)          2,372,047        1,113,137    0.1
                                     988,500  Sears Roebuck de Mexico, S.A. de
                                                C.V. 'B'                                  6,010,030        3,305,494    0.4
                                     547,500  Sears Roebuck de Mexico, S.A. de
                                                C.V. 'B' (ADR)(2)                        14,403,127        3,627,187    0.5
                                                                                       ------------     ------------  ------
                                                                                         38,397,342       20,520,838    2.6

             Telecommuni-            359,700  Telefonos de Mexico, S.A. de C.V.
             cations                            (ADR)(2)                                 14,075,357       11,780,175    1.5

             Transportation          797,700  Transportacion Maritima Mexicana,
                                                S.A. de C.V. 'L' (TMM) (ADR)(2)           6,832,864        6,860,312    0.9

                                              Total Long-Term Investments in
                                              Mexico                                    262,693,441      184,261,971   23.3


Panama       Banking                  80,000  Banco Latinoamericano de Exporta-
                                                ciones S.A. ('BLADEX') 'E'                1,992,245        3,180,000    0.4

             Beverages &             480,260  Panamerican Beverages Inc. (Class A)       13,690,703       14,287,735    1.8
             Tobacco

                                              Total Long-Term Investments in Panama      15,682,948       17,467,735    2.2


Peru         Banking               5,448,796  Banco de Credito de Peru S.A.               5,771,448       10,634,765    1.3
                                   4,034,029  Banco Wiese Limitado S.A.                   7,805,853        7,477,097    0.9
                                                                                       ------------     ------------  ------
                                                                                         13,577,301       18,111,862    2.2

             Beverages                77,556  Cerveceria Backus Y Johnson S.A.              111,704          147,214    0.0

             Building Materials    2,117,280  Cementos Norte Pacasmayo S.A.               5,488,368        6,146,637    0.8

             Food                  2,513,818  La Fabril S.A.                              4,644,998        3,016,334    0.4

             Mining                2,262,663  Southern Peru Copper Corp. S.A.             7,424,255        9,782,304    1.2
                                     525,682  Southern Peru Copper Corp. S.A.
                                                (Working Labor Shares)                    1,666,418        1,704,534    0.2
                                                                                       ------------     ------------  ------
                                                                                          9,090,673       11,486,838    1.4

             Miscellaneous           200,000  Minsur Sociedad Limitada S.A.
             Materials &                        (T Shares)                                2,555,655        2,786,958    0.4
             Commodities

             Utilities--             809,036  CPT Telefonica Del Peru S.A.
             Communications                     (A Shares)                                1,458,354        1,575,434    0.2
                                   2,266,436  CPT Telefonica Del Peru S.A.
                                                (B Shares)                                4,240,922        4,443,794    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,699,276        6,019,228    0.8

                                              Total Long-Term Investments
                                              in Peru                                    41,167,975       47,715,071    6.0



CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                               (in US dollars)
                                Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount        Long-Term Investments                  Cost             Value   Net Assets
Uruguay      Banking                  64,500  Banco Commercial S.A.                    $  1,211,625     $  1,080,375    0.1%

                                              Total Long-Term Investments
                                              in Uruguay                                  1,211,625        1,080,375    0.1


Venezuela    Building &            1,124,607  Corporacion Ceramica Carabobo
             Construction                       S.A.'B'                                   2,294,951        1,027,977    0.1
                                   1,129,218  Corporacion Ceramica Carabobo
                                                S.A.C.A.                                  2,606,928        1,050,505    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,901,879        2,078,482    0.2

             Building                147,600  Corimon C.A. S.A.C.A.                       1,091,848          811,800    0.1
             Materials               463,734  Venezolana de Cementos S.A.C.A.
                                                (Vencemos)                                  616,435          618,057    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,708,283        1,429,857    0.2

             Food & Household     10,304,247  Mavesa S.A.                                 2,587,935        1,883,775    0.2
             Products                389,500  Mavesa S.A. (ADR)(2)                        3,519,375        1,217,187    0.2
                                     375,832  Mavesa S.A. (ADR)(2)                        4,010,625        1,207,360    0.2
                                                                                       ------------     ------------  ------
                                                                                         10,117,935        4,308,322    0.6

             Foreign          VEB  5,750,000  Republic of Venezuela, Floating Rate
             Government                         Notes, 6.812% due 12/18/2007 (1)          4,300,625        2,810,312    0.4
             Obligations

             Steel                   108,000  Siderurgica Venezolana SIVENSA,
                                                S.A.I.C.A.--S.A.C.A.                         35,345           40,762    0.0
                                     216,000  Siderurgica Venezolana SIVENSA,
                                                S.A.I.C.A.--S.A.C.A. (ADR)(2)             1,231,384          324,000    0.0
                                     169,940  Venezolana de Prerreducidos Caroni
                                                Venprecar C.A. (GDS)(3)                   1,239,230          870,942    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,505,959        1,235,704    0.1

             Textiles              1,290,000  Mantex S.A.C.A.                               152,879          125,523    0.0
                                     243,600  Mantex S.A.C.A. (ADR)(2)                    1,003,100          852,600    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,155,979          978,123    0.1

             Utilities            14,367,596  C.A. La Electricidad de Caracas
                                                S.A.I.C.A.--S.A.C.A.                     19,686,959       13,027,174    1.7

                                              Total Long-Term Investments in
                                              Venezuela                                  44,377,619       25,867,974    3.3


                                              Total Long-Term Investments in
                                              Latin America                             862,988,651      744,886,503   94.2


                                 Face Amount         Short-Term Investments

United       Commercial       US$ 10,484,000  General Electric Capital Corp.,
States       Paper*                             5.82% due 9/01/1995                      10,484,000       10,484,000    1.3

             US Government        23,065,000  Federal National Mortgage
             Agency                             Association, 5.65% due 9/12/1995         23,025,181       23,025,181    2.9
             Obligations*

                                              Total Short-Term Investments               33,509,181       33,509,181    4.2


             Total Investments                                                         $896,497,832      778,395,684   98.4
                                                                                       ============
             Other Assets Less Liabilities                                                                12,600,475    1.6
                                                                                                        ------------  ------
             Net Assets                                                                                 $790,996,159  100.0%
                                                                                                        ============  ======

             Net Asset Value:    Class A--Based on net assets of $26,670,905
                                          and 2,338,679 shares outstanding                              $      11.40
                                                                                                        ============
                                 Class B--Based on net assets of $602,294,186
                                          and 53,668,360 shares outstanding                             $      11.22
                                                                                                        ============
                                 Class C--Based on net assets of $16,279,955 and
                                          1,450,591 shares outstanding                                  $      11.22
                                                                                                        ============
                                 Class D--Based on net assets of $145,751,113
                                          and 12,807,201 shares outstanding                             $      11.38
                                                                                                        ============


          (1)The interest rate is subject to change periodically based on the change in the LIBOR (London Interbank Offered Rate). The interest rate shown is the rate in effect as of August 31, 1995.
          (2)American Depositary Receipts (ADR).
          (3)Global Depositary Shares (GDS).
            *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.





PORTFOLIO INFORMATION


Ten Largest EquityHoldings                             Percent of
As of August 31, 1995                                  Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras*               4.9%
Kimberly-Clark de Mexico, S.A. de C.V. 'A'                 3.5
Grupo Carso, S.A. de C.V.*                                 3.2
Fomento Economico Mexicano, S.A. de C. V.
(Femsa)*                                                   2.8
Centrais Eletricas Brasileiras S.A.--Eletrobras*           2.7
Companhia Cervejaria Brahma S.A. (Preferred)               2.4
Banco Bradesco S.A. (Preferred)                            2.3
Light--Servicios de Electricidade S.A.                     2.2
Telecomunicacoes de Sa' Paulo S.A.--
TELESP (Preferred)                                         2.1
Telefonica de Argentina S.A.                               1.9

[FN]
* Represents combined holdings in the Fund's portfolio.

                                                       Percent of
Ten Largest Industries                                 Net Assets

Telecommunications                                        14.1%
Utilities                                                 10.2
Banking                                                    8.4
Beverages                                                  7.5
Oil & Related                                              5.2
Multi-Industry                                             4.4
Retail                                                     3.8
Health & Personal Care                                     3.5
Building & Construction                                    2.7
Mining                                                     2.3




PORTFOLIO CHANGES


For the Quarter Ended August 31, 1995


Additions

 Banco de Galicia y Buenos Aires S.A. (ADR)
 CPT Telefonica Del Peru S.A. (A Shares)
 CPT Telefonica Del Peru S.A. (B Shares)
 Cementos Norte Pacasmayo S.A.
*Coca-Cola Femsa, S.A. de C.V.
 Companhia Energetica de Minas Gerais S.A. (CEMIG)
  (Preferred)
 Corporacion Financiera del Valle S.A.
 Empresas ICA Sociedad Controladora, S.A. de C.V. (ADR)
 Enersis S.A.
 Enersis S.A. (ADR)
 Grupo Financiero Banamex-Accival, S.A. de C.V. (Banacci)
 Grupo Sidek, S.A. de C.V. 'B'
 Grupo Situr, S.A. de C.V.
 La Fabril S.A. (T Shares)
 Minsur Sociedad Limitada S.A. (T Shares)
 Southern Peru Copper Corp. S.A. (Working Labor Shares)
 Telecom Argentina Stet--France Telecom S.A. (ADR)
 Telefonica de Argentina S.A. (ADR)
 Tolmex, S.A. de C.V. 'B'
*Transportadora de Gas del Sur S.A.

Deletions

 Central Puerto S.A.
*Coca-Cola Femsa, S.A. de C.V.
 Companhia Cervejaria Brahma S.A. (Preferred) (Pro Rata)
 Companhia Cervejaria Brahma S.A. (Warrants)
 Companhia Cimento Portland Itau S.A. PN
 Grupo Simec, S.A. de C.V. (Ordinary)
 Hylsamex, S.A. de C.V.
 Maderas y Sinteticos S.A. (MASISA)(Foreign)(ADR)
*Transportadora de Gas del Sur S.A.

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800)637-3863